Exhibit 10.21

Execution Version

AMENDMENT NO. 2

This Amendment No. 2, dated as of July 14, 2021 (this “Amendment”), is entered into by and among Hillman Investment Company, a Delaware corporation (“Holdings”), The Hillman Group, Inc., a Delaware corporation (the “US Borrower”), The Hillman Group Canada ULC, a British Columbia unlimited liability company (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers” and each, a “Borrower”), the Subsidiary Guarantors, the Lenders listed on the signature pages hereto and Barclays Bank PLC, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Amended and Restated Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Holdings, the Borrowers, the lenders from time to time party thereto (each, an “Existing Lender” and, collectively, the “Existing Lenders”), the Administrative Agent and the other parties named therein are party to that certain Credit Agreement, dated as of May 31, 2018 (as amended by that certain Amendment No. 1, dated as of November 15, 2019, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the Amendment No. 2 Effective Date (as defined below), the “Existing Credit Agreement”);

WHEREAS, each of the parties hereto have agreed to (a) amend and restate the Existing Credit Agreement as set forth in Section 1 of this Amendment (the Existing Credit Agreement as amended and restated hereby, the “Amended and Restated Credit Agreement”) and (b) to release The Hillman Companies, Inc., a Delaware corporation (the “Released Party”) from all of its obligations under the Existing Credit Agreement and the other Loan Documents;

WHEREAS, each Loan Party (a) expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and by its signature hereto agrees to the terms hereof and (b) in the case of each existing Loan Party immediately prior to the Amendment No. 2 Effective Date, agrees to reaffirm its obligations pursuant to the Amended and Restated Credit Agreement, the Security Documents and the other Loan Documents to which it is a party;

WHEREAS, subject to the terms and conditions contained in this Amendment, each Existing Lender holding Revolving Loans under the Existing Credit Agreement immediately prior to the Amendment No. 2 Effective Date (the “Existing Revolving Loans”) and/or Commitments under the Existing Credit Agreement immediately prior to the Amendment No. 2 Effective Date (the “Existing Commitments”) that executes and delivers a signature page to this Amendment as a “Continuing Lender” (each, a “Continuing Lender” and, collectively, the “Continuing Lenders”) shall, by the fact of such execution and delivery, be deemed to have (i) consented to the terms of this Amendment and the Amended and Restated Credit Agreement and (ii) agreed to sell the entire aggregate principal amount of its Existing Revolving Loans and Existing Commitments via an assignment (at 100% of par) on the Amendment No. 2 Effective Date pursuant to the Master Assignment and Assumption substantially in the form attached hereto as Annex I (the “Master Assignment”) and (iii) on the Amendment No. 2 Effective Date (or a later date selected by the Administrative Agent its sole discretion), purchase via an assignment (at 100% of par) Revolving Loans and Commitments under the Amended and Restated Credit Agreement in an aggregate principal amount equal to the amount set forth opposite such Continuing Lender’s name on Schedule I to this Amendment;

WHEREAS, each Existing Lender that executes and delivers a signature page to this Amendment as a “Non-Continuing Lender” (each, a “Non-Continuing Lender” and, collectively, the “Non-Continuing Lenders”) shall, by the fact of such execution and delivery, be deemed to have consented to this Amendment and the Amended and Restated Credit Agreement, but not to the continuation of any of its Existing Revolving Loans or Existing Commitments as Revolving Loans or Commitments, respectively, under the Amended and Restated Credit Agreement and shall execute (or shall be deemed to have executed) a counterpart of the Master Assignment and shall, in accordance therewith, sell the entire aggregate principal amount of its Existing Revolving Loans and Existing Commitments via an assignment (at 100% of par) pursuant to the Master Assignment;

WHEREAS, if any Existing Lender fails to execute and return a signature page to this Amendment by 5:00 p.m. (New York City time), on July 14, 2021, such Existing Lender shall be deemed to be a Non-Continuing Lender and, in accordance with Section 2.19(b) of the Existing Credit Agreement, shall be required to assign and delegate (or shall be deemed to have assigned and delegated), without recourse (in accordance with and subject to the restrictions contained in Section 2.19(b) of the Existing Credit Agreement), all of its interests, rights and obligations under the Existing Credit Agreement and the related Loan Documents in respect of its Existing Revolving Loans and Existing Commitments to an Eligible Assignee that shall assume such obligations (which Eligible Assignee may be another Lender, if a Lender accepts such assignment) at 100% of par pursuant to the Master Assignment; and

WHEREAS, the Administrative Agent, the Lenders party hereto and the Loan Parties are willing, on the terms and subject to the conditions set forth herein, to consent to the amendment and restatement of the Existing Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1.	Amendment and Restatement of the Existing Credit Agreement, Loan Guaranty, US Security Agreement, Canadian Security Agreement and ABL Intercreditor Agreement; Release.

The parties hereto agree that, on the Amendment No. 2 Effective Date:

(a)               the Existing Credit Agreement is hereby amended and restated in its entirety to delete the stricken text (indicated textually in the same manner as the following example: ~~strick~~e~~n t~~e~~xt~~) and to add the double-underlined text (indicated textually in the same manner as the following example: added double-underlined text) as set forth in the pages of the Amended and Restated Credit Agreement attached as Exhibit A hereto;

(b)               the Exhibits to the Existing Credit Agreement are hereby amended and restated and replaced in their entirety by Exhibit B hereto;

(c)               the Commitment Schedule is hereby amended and restated and replaced in its entirety by Schedule 1 hereto;

(d)               the Loan Guaranty is hereby amended and restated and replaced in its entirety by Exhibit H to the Amended and Restated Credit Agreement (the “Amended and Restated Loan Guaranty”);

(e)               the US Security Agreement is hereby amended and restated and replaced in its entirety by Exhibit I-1 to the Amended and Restated Credit Agreement (the “Amended and Restated US Security Agreement”);

(f)                the Canadian Security Agreement is hereby amended and restated and replaced in its entirety by Exhibit I-2 to the Amended and Restated Credit Agreement (the “Amended and Restated Canadian Security Agreement”);

(g)               the ABL Intercreditor Agreement is hereby amended and restated and replaced in its entirety by Exhibit L to the Amended and Restated Credit Agreement (the “Amended and Restated ABL Intercreditor Agreement”); and

(h)               Release.

(i)	The Released Party shall automatically be released and discharged from its Obligations under the Existing Credit Agreement and any and all other obligations, liabilities, covenants, and agreements in respect of the Existing Credit Agreement and any other Loan Document as of the Amendment No. 2 Effective Date.

(ii)	Any security interest or lien granted to the Administrative Agent or the Secured Parties by the Released Party in its personal property or real property under the Existing Credit Agreement and the other Loan Documents shall automatically and irrevocably be terminated, released and discharged and the Released Party or its counsel (or any other designee of the Released Party) are authorized to deliver and/or file, a Uniform Commercial Code termination statement in connection therewith. The Administrative Agent will (x) execute, as applicable, and deliver to the Released Party or its counsel (or any designee of the Released Party) any such UCC termination statements (in form and substance agreed by the Administrative Agent prior to the Amendment No. 2 Effective Date), lien releases, mortgage releases, discharges of security interests, pledges and guarantees and other similar discharge or release documents, as are reasonably requested and necessary to release, as of record, the security interests and liens granted to the Administrative Agent or the Secured Parties by the Released Party in its personal property or real property under the Existing Credit Agreement and the other Loan Documents and all notices thereof previously filed by the Administrative Agent under the Existing Credit Agreement and the other Loan Documents and (y) deliver to the Borrower or its counsel (or any other designee of the Borrower) and/or the Administrative Agent or its counsel (or any other designee of the Administrative Agent) all instruments evidencing pledged debt and all equity certificates owned by the Released Party and previously delivered in physical form by the Released Party to the Administrative Agent under the Existing Credit Agreement and the other Loan Documents. Upon the consummation of the Refinancing, the Released Party (or any designee of the Released Party) is authorized to file the UCC termination statement (in form and substance agreed by the Administrative Agent prior to the Amendment No. 2 Effective Date).

Section 2.	Existing Revolving Loans and Existing Commitments.

Pursuant to the procedures set forth in Section 3 of this Amendment:

(a)               Continuation of Existing Revolving Loans and Existing Commitments by Continuing Lenders. Each Existing Lender executing this Amendment as a “Continuing Lender” consents and agrees to (1) this Amendment and the Amended and Restated Credit Agreement, (2) sell the entire aggregate principal amount of its Existing Revolving Loans and Existing Commitments via an assignment (at 100% of par) on the Amendment No. 2 Effective Date pursuant to the Master Assignment and (3) on the Amendment No. 2 Effective Date (or a later date selected by the Administrative Agent its sole discretion), purchase via an assignment (at 100% of par) Revolving Loans and Commitments in an aggregate principal amount equal to the amount set forth opposite such Continuing Lender’s name on Schedule I to this Amendment (it being understood and agreed that such Lender’s signature to this Amendment shall be deemed to be such Lender’s written consent to the assignments described in the foregoing clauses (2) and (3)).

(b)               Non-Continuation of Existing Revolving Loans and Existing Commitments by Non-Continuing Lenders. Each Existing Lender executing this Amendment as a “Non-Continuing Lender” (1) consents and agrees to this Amendment and the Amended and Restated Credit Agreement, but does not consent to the continuation of its Existing Revolving Loans and Existing Commitments into Revolving Loans and Commitments, respectively, under the Amended and Restated Credit Agreement, (2) shall execute (or shall be deemed to have executed) a counterpart of the Master Assignment and (3) shall, in accordance with the Master Assignment, sell via an assignment (at 100% of par) the entire aggregate principal amount of its Existing Revolving Loans and Existing Commitments pursuant to the Master Assignment (it being understood and agreed that such Lender’s signature to this Amendment shall be deemed to be such Lender’s written consent to the assignment described in this Section 2(b)).

(c)               Each Existing Lender that fails to execute and return a signature page to this Amendment by 5:00 p.m. (New York City time), on July 13, 2021, shall be deemed to be a Non-Continuing Lender and, in accordance with Section 2.19(b) of the Existing Credit Agreement, shall be required to execute (or shall be deemed to have executed) a counterpart of the Master Assignment and shall, in accordance therewith, sell via an assignment (at 100% of par) the entire aggregate principal amount of its Existing Revolving Loans and Existing Commitments pursuant to the Master Assignment.

Section 3.	Master Assignment.

(a)               Pursuant to the Master Assignment entered into (or deemed entered into) by each Continuing Lender and each Non-Continuing Lender in accordance with Section 2 of this Amendment, each Continuing Lender and each Non-Continuing Lender shall sell and assign the principal amount of its Existing Revolving Loans and Existing Commitments as set forth in Schedule I to the Master Assignment (as completed by the Administrative Agent on or prior to the Amendment No. 2 Effective Date) to Barclays Bank PLC, as assignee (in such capacity, the “Replacement Lender”) under the Master Assignment (collectively, the “Inbound Assignments”) and, immediately after giving effect to the Inbound Assignments on the Amendment No. 2 Effective Date, the Replacement Lender shall sell and assign the principal amount of its Existing Revolving Loans and Existing Commitments as set forth in Schedule I to the Master Assignment (as completed by the Administrative Agent on or prior to the Amendment No. 2 Effective Date) to the Continuing Lenders, as assignees (collectively, the “Outbound Assignments”). Each Lender and each Issuing Bank’s signature page to this to this Amendment shall be deemed to be it signature page to the Master Assignment. Each of the US Borrower and the Canadian Borrower’s signature page to this Amendment shall be deemed its signature page to the Master Assignment. At the election of the Administrative Agent (in its sole discretion), the Master Assignment (and Schedule I thereto) may be completed and executed as one or more separate agreements, each with a separate Schedule I.

(b)               Each Lender that does not execute a signature page to this Amendment on or prior to the Amendment No. 2 Effective Date shall be deemed to be a Non-Consenting Lender (as defined in the Existing Credit Agreement). Pursuant to Section 2.19(b) of the Existing Credit Agreement, such Non-Consenting Lender shall execute or, by virtue of the Administrative Agent’s signature to this Amendment, shall be deemed to have executed, the Master Assignment.

(c)               Each Loan Party and each Lender hereby authorizes the Administrative Agent, in consultation with the Lead Borrower, to (i) determine all amounts, percentages and other information with respect to the Revolving Loans and Commitments of each Continuing Lender in a manner consistent with the Amended and Restated Commitment Letter, dated as of February 12, 2021 (the “Commitment Letter”), by and among Barclays Bank PLC and the other financial institutions party thereto as Commitment Parties (as defined therein) and the US Borrower and (ii) enter and complete all such amounts, percentages and other information in the Register maintained pursuant to Section 9.05(b)(iv) of the Amended and Restated Credit Agreement, as appropriate. After giving effect to the transactions contemplated by this Amendment, the amounts of the “Revolving Loans” and “Commitments” shall be as set forth in this Amendment and the Amended and Restated Credit Agreement. The Administrative Agent’s determination of such amounts in a manner consistent with the Commitment Letter and entry thereof in the Register shall be conclusive evidence of the existence, amounts, percentages and other information with respect to the obligations of the Borrowers under the Amended and Restated Credit Agreement, in each case, absent manifest error. For the avoidance of doubt, the provisions of Article VIII and Section 9.03 of the Amended and Restated Credit Agreement shall apply to any determination, entry or completion made by the Administrative Agent pursuant to this Section 3.

Section 4.	Conditions Precedent to the Effectiveness of this Amendment.

This Amendment shall become effective as of the date when, and only when, the following conditions precedent have been satisfied (or waived by the Arrangers), subject in all respects to the last paragraph of this Section 4, (such date, the “Amendment No. 2 Effective Date”):

(a)               Amendment and Loan Documents. The Administrative Agent (or its counsel) shall have received from the Released Party, the Borrowers, Holdings, and each other Loan Party party thereto on the Amendment No. 2 Effective Date: (i) a counterpart signed by each such Loan Party (or written evidence reasonably satisfactory to the Administrative Agent (which may include a copy transmitted by facsimile or other electronic method) that such party has signed a counterpart and may be delivered in escrow pending the consummation of the Merger) of (A) this Amendment, (B) the Amended and Restated US Security Agreement, (C) the Amended and Restated Canadian Security Agreement, (D) the Amended and Restated Loan Guaranty, (E) the Amended and Restated ABL Intercreditor Agreement and (F) any Promissory Note requested by a Lender at least three (3) Business Days prior to the Amendment No. 2 Effective Date and (ii) if applicable, a Borrowing Request pursuant to Section 2.03 of the Amended and Restated Credit Agreement.

(b)               [reserved].

(c)               Legal Opinions. The Administrative Agent (or its counsel) shall have received a favorable customary written opinion of (i) Ropes & Gray LLP, in its capacity as special counsel for the Loan Parties, (ii) Stikeman Elliott LLP and MLT Aikins LLP, as local Canadian counsels for the Loan Parties, and (iii) Thompson Hine LLP, as local Georgia counsel for the Loan Parties, in each case, dated as of the Amendment No. 2 Effective Date, addressed to the Administrative Agent, the Collateral Agent, the Lenders and the Issuing Banks.

(d)               Financial Statements. The Administrative Agent shall have received (i) copies of the audited consolidated balance sheets as of December 28, 2018, December 29, 2019 and December 26, 2020 and consolidated statements of income, shareholders’ equity and cash flows of the Lead Borrower and its subsidiaries (or, to the extent permitted by the Existing Credit Agreement, a Parent Company of the Lead Borrower) for such fiscals years then ended, (ii) copies of the unaudited consolidated balance sheet as of March 31, 2021 and related consolidated statements of income, shareholders’ equity and cash flows of the Lead Borrower and its subsidiaries (or, to the extent permitted by the Existing Credit Agreement, a Parent Company of the Lead Borrower) for the fiscal quarter then ended and (iii) the unaudited pro forma consolidated balance sheet as of and for the most recently ended period pursuant to clause (i) or clause (ii) above, prepared after giving effect to the Transactions, which need not be prepared in compliance with Regulation S-X of the Securities Act of 1933, as amended, or include adjustments for purchase accounting.

(e)               Closing Certificates; Certified Charters; Good Standing Certificates. The Administrative Agent (or its counsel) shall have received (i) a certificate of each Loan Party, dated as of the Amendment No. 2 Effective Date and executed by a secretary, assistant secretary or other Responsible Officer (as the case may be) thereof of each Loan Party, dated as of the Amendment No. 2 Effective Date, which shall (A) certify that attached thereto is a true and complete copy of the resolutions or written consents of its shareholders, board of directors, board of managers, members or other governing body authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and, in the case of the Borrowers, the borrowings under the Amended and Restated Credit Agreement, and that such resolutions or written consents have not been modified, rescinded or amended (other than as attached thereto) and are in full force and effect, (B) identify by name and title and bear the signatures of the officers, managers, directors or authorized signatories of such Loan Party authorized to sign this Amendment and the other Loan Documents to which it is a party on the Amendment No. 2 Effective Date and (C) certify (x) that attached thereto is a true and complete copy of the certificate or articles of incorporation or organization (or memorandum of association or other equivalent thereof) of such Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management, partnership or similar agreement and (y) that such documents or agreements have not been amended (except as otherwise attached to such certificate and certified therein as being the only amendments thereto as of such date) and (ii) a good standing (or equivalent) certificate as of a recent date for such Loan Party from its jurisdiction of organization, to the extent available.

(f)                Representations and Warranties. The (i) Specified Merger Agreement Representations shall be true and correct solely to the extent required by the terms of the definition thereof and (ii) Specified Representations shall be true and correct in all material respects on and as of the Amendment No. 2 Effective Date; provided that (A) in the case of any Specified Representation which expressly relates to a specific date or period, such representation and warranty shall be true and correct in all material respects as of the respective date or for the respective period, as the case may be and (B) if any Specified Representation is qualified by or subject to a “material adverse effect”, “material adverse change” or similar term or qualification, the definition thereof shall be the definition of “Amendment No. 2 Effective Date Material Adverse Effect” for purposes of the making or deemed making of such Specified Representation on, or as of, the Amendment No. 2 Effective Date (or any date prior thereto).

(g)               Fees. Prior to or substantially concurrently with the initial availability of the Revolving Loans under the Amended and Restated Credit Agreement, the Administrative Agent shall have received (i) all fees required to be paid by the Borrowers on the Amendment No. 2 Effective Date pursuant to the Fee Letter and (ii) all expenses required to be paid by the Borrowers on or before the Amendment No. 2 Effective Date for which invoices have been presented at least three (3) Business Days prior to the Amendment No. 2 Effective Date (including the reasonable fees and expenses of legal counsel), in each case on or before the Amendment No. 2 Effective Date, which amounts may be offset against the proceeds of any Revolving Loans borrowed on the Amendment No. 2 Effective Date.

(h)               Solvency. The Administrative Agent (or its counsel) shall have received a certificate dated as of the Amendment No. 2 Effective Date in substantially the form of Exhibit K to the Amended and Restated Credit Agreement from the chief financial officer (or other officer with reasonably equivalent responsibilities) of the Lead Borrower certifying as to the matters set forth therein.

(i)                 Perfection Certificate. The Administrative Agent (or its counsel) shall have received a completed Perfection Certificate dated as of the Amendment No. 2 Effective Date and signed by a Responsible Officer of each Borrower, together with all attachments contemplated thereby.

(j)                 Filings Registrations and Recordings. Each document (including any UCC, PPSA or similar financing statement) required by any Collateral Document to be delivered on the Amendment No. 2 Effective Date or under law to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Secured Parties, a perfected Lien on the Collateral required to be delivered pursuant to such Collateral Document, prior and superior in right of security to any other Person (subject to the terms of the ABL Intercreditor Agreement and other than with respect to Permitted Liens), shall have been received by the Administrative Agent and be in proper form for filing, registration or recordation.

(k)               Beneficial Ownership Certification. If any Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation, then such Borrower shall have delivered to the Administrative Agent a Beneficial Ownership Certification in relation to such Borrower, to the extent reasonably requested by any Lender in writing at least ten (10) Business Days in advance of the Amendment No. 2 Effective Date.

(l)                 Amendment No. 2 Effective Date Material Adverse Effect. No Amendment No. 2 Effective Date Material Adverse Effect shall have occurred since January 24, 2021.

(m)             USA PATRIOT Act. No later than three (3) Business Days in advance of the Amendment No. 2 Effective Date, the Administrative Agent shall have received all documentation and other information required pursuant to applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act with respect to any Loan Party to the extent reasonably requested by any Lender in writing at least ten (10) Business Days in advance of the Amendment No. 2 Effective Date.

(n)               Officer’s Certificate. The Administrative Agent (or its counsel) shall have received a certificate signed by a Responsible Officer of the Lead Borrower certifying as of the Amendment No. 2 Effective Date to the matters set forth in Sections 4(f) and (l) of this Amendment.

(o)               Refinancing. Prior to or substantially concurrently with the initial availability of the Revolving Loans under the Amended and Restated Credit Agreement, the Refinancing (as defined in the Term Credit Agreement as in effect on the Amendment No. 2 Effective Date) shall have been consummated.

(p)               Junior Debentures Discharge and Redemption. Prior to or substantially concurrently with the initial availability of the Revolving Loans under the Amended and Restated Credit Agreement, the Redemption Deposit (as defined in the Term Credit Agreement as in effect on the Amendment No. 2 Effective Date) with respect to the Junior Debentures shall have been deposited with the trustee under the Junior Debentures Indenture and a notice of redemption for all outstanding Trust Preferred Securities on the Redemption Date (as defined in the Term Credit Agreement as in effect on the Amendment No. 2 Effective Date) shall have been delivered.

(q)               PIPE Investment. Prior to or substantially concurrently with the initial availability of the Revolving Loans under the Amended and Restated Credit Agreement, the PIPE Investment shall have been consummated.

(r)                Transactions. The Merger shall have been consummated, or substantially simultaneously with the initial borrowings of the Revolving Loans under the Amended and Restated Credit Agreement, shall be consummated in all material respects in accordance with the terms of the Merger Agreement, without giving effect to any amendments, waivers or consents to the Merger Agreement by HMAN that are materially adverse to the interests of the Initial Revolving Lenders in their capacities as such without the consent of the Arrangers, such consent not to be unreasonably withheld, delayed or conditioned; provided, that (a) any decrease in the aggregate merger consideration (x) of up to 10% shall not be materially adverse to the interests of the Initial Revolving Lenders in their capacities as such, (y) greater than 10% shall not be materially adverse to the interests of the Initial Revolving Lenders in their capacities as such so long as such decrease is allocated, to the extent reducing any merger consideration payable in cash, to reduce the Initial Term Loans (as defined in the Term Credit Agreement as in effect on the Amendment No. 2 Effective Date) ratably (or on a greater than pro rata basis) with the PIPE Investment, and (z) reducing only consideration payable in stock shall not be materially adverse to the interests of the Initial Revolving Lenders in their capacities as such, (b) any increase in the purchase price shall not be materially adverse to the Initial Revolving Lenders in their capacities as such so long as such increase is funded by amounts permitted to be drawn hereunder, any increase in the PIPE Investment and/or the proceeds of Qualified Capital Stock, (c) any amendment, waiver or consent to the definition of “Company Material Adverse Effect” in the Merger Agreement shall be deemed to be materially adverse to the Initial Revolving Lenders in their capacities as such, (d) other than with respect to the foregoing clause (c), the granting of any consent or waiver under the Merger Agreement that is not materially adverse to the interests of the Initial Revolving Lenders in their capacities as such shall not otherwise constitute an amendment or waiver, and (e) the granting of any consent or waiver under the Merger Agreement with respect to any condition to closing based on (i) Closing Available Proceeds (as defined in the Merger Agreement) in Section 7.1(e) of the Merger Agreement, (ii) Cash and Cash Equivalents (as defined in the Merger Agreement) in Section 7.1(f) of the Merger Agreement, and/or (iii) Post-Closing Indebtedness (as defined in the Merger Agreement) in Section 7.1(g) of the Merger Agreement, in each case, shall not be materially adverse to the interests of the Initial Revolving Lenders in their capacities as such.

(s)                Borrowing Base Certificates. The Administrative Agent shall have received a US Borrowing Base Certificate and a Canadian Borrowing Base Certificate, in each case, at least one (1) Business Day prior to the Amendment No. 2 Effective Date.

For purposes of determining whether the conditions specified in this Section 4 have been satisfied on the Amendment No. 2 Effective Date, by funding the Revolving Loans under the Amended and Restated Credit Agreement, the Administrative Agent and each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to the Administrative Agent or such Lender, as the case may be.

Notwithstanding the foregoing, to the extent the Lien on any Collateral (including the granting or perfection of any security interest) or Guarantee is not or cannot be provided on the Amendment No. 2 Effective Date (other than (i) the granting of liens in the Collateral owned by Holdings, the US Borrower and each US Subsidiary Guarantor pursuant to the US Security Agreement to the extent perfection of a Lien on such Collateral may be perfected solely by the filing of a financing statement under the UCC, (ii) a pledge of the Capital Stock of the Lead Borrower to the extent such pledge may be perfected on the Amendment No. 2 Effective Date by the delivery to the Term Agent as bailee and agent for the Administrative Agent of a stock or equivalent certificate representing such Capital Stock (together with a stock power or similar instrument endorsed in blank for the relevant certificate), (iii) a pledge of the Capital Stock of each subsidiary required to be a Subsidiary Guarantor to the extent such pledge may be perfected on the Amendment No. 2 Effective Date by the delivery to the Term Agent as bailee and agent for the Administrative Agent of a stock or equivalent certificate representing such Capital Stock (together with a stock power or similar instrument endorsed in blank for the relevant certificate), but solely to the extent such Subsidiary Guarantor is a currently a “subsidiary guarantor” under the Existing Term Facility (as defined in the Term Credit Agreement as in effect on the Amendment No. 2 Effective Date) whose stock or equivalent certificates have been pledged and delivered to the administrative agent under the Existing Term Facility (unless due to the COVID-19 pandemic, obtaining any such stock certificates from the administrative agent under the Existing Term Facility is impractical, in which case, such stock certificates shall be delivered to the to the Term Agent as bailee and agent for the Administrative Agent within five (5) Business Days after the Amendment No. 2 Effective Date (or such later date as the Term Agent may reasonably agree) and (iv) the Guarantee by Holdings and each material Subsidiary Guarantor)), then the provision (and/or perfection) of such Collateral and/or Guarantee shall not constitute a condition precedent to the availability of the of the Revolving Loans under the Amended and Restated Credit Agreement on the Amendment No. 2 Effective Date but may instead be provided (and/or perfected) within ninety (90) days (or five (5) Business Days in the case of any Guarantee) after the Amendment No. 2 Effective Date or such later date as the Administrative Agent, to the extent relating to ABL Priority Collateral, may reasonably agree. For the avoidance of doubt, delivery of insurance certificates and lien searches are not conditions to the availability of the of the Revolving Loans under the Amended and Restated Credit Agreement on the Amendment No. 2 Effective Date but the Lead Borrower shall use commercially reasonable efforts to deliver such insurance certificates and lien searches on the Amendment No. 2 Effective Date or soon as thereafter as reasonably practicable.

Section 5.	Representations and Warranties.

On and as of the Amendment No. 2 Effective Date, after giving effect to this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and each of the Lenders as follows:

(a)               Each Loan Party has the power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party. Each Loan Party has taken all necessary corporate action (including obtaining approval of its shareholders, if necessary) to authorize its execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party. This Amendment and the other Loan Documents have been duly executed and delivered by each Loan Party party thereto, and constitutes the legal, valid and binding obligations of such Loan Party, enforceable against it in accordance with its terms, subject to the Legal Reservations. Each Loan Party’s execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party does not (x) violate, the terms of (a) the Term Credit Agreement or any other material Contractual Obligations to which such Loan Party is a party which violation, in the case of this Section 3(a), would reasonably be expected to result in a Material Adverse Effect, (b) any Requirement of Law applicable to such Loan Party, which violation, in the case of this clause (b), would reasonably be expected to have a Material Adverse Effect, or (c) any Organization Document of such Loan Party or (y) result in the imposition of any Lien upon the property of any Loan Party by reason of any of the foregoing.

(b)               The representations and warranties contained in Article III of the Amended and Restated Credit Agreement and the other Loan Documents are true and correct in all material respects (and any representation and warranty that is qualified as to materiality or Material Adverse Effect is true and correct in all respects) on and as of the Amendment No. 2 Effective Date as though made on and as of such date, other than any such representation or warranty which relates to a given date or period, in which case such representations and warranties were true and correct in all material respects as of such date or period.

(c)               The execution and delivery of this Amendment and the other Loan Documents by each Loan Party party thereto and the performance by each Loan Party thereof do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect and (ii) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which would not be reasonably expected to have a Material Adverse Effect.

Section 6.	Reference to and Effect on the Loan Documents.

(a)               As of the Amendment No. 2 Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Existing Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Amended and Restated Credit Agreement, and this Amendment and the Amended and Restated Credit Agreement shall be read together and construed as a single instrument.

(b)               Except as expressly amended and restated on the Amendment No. 2 Effective Date, all of the terms and provisions of the Existing Credit Agreement, the Loan Guaranty and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. This Amendment shall not constitute a novation of the Existing Credit Agreement, the Loan Guaranty or any other Loan Document.

(c)               The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrowers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

(d)               This Amendment shall constitute a Loan Document under the terms of the Amended and Restated Credit Agreement.

(e)               The Loan Parties, by their respective signatures below, hereby affirm and confirm their guarantees pursuant to the Loan Guaranty and the pledge of and/or grant of a security interest in their assets which are Collateral to secure the Obligations, all as provided in the Collateral Documents, and acknowledge and agree that such guarantees and such pledge and/or grant shall continue in full force and effect in respect of, and to secure, such Obligations under the Amended and Restated Credit Agreement and the other Loan Documents.

Section 7.	Fees and Expenses.

The Borrowers agree to pay all reasonable and documented or invoiced out-of-pocket costs and expenses of the Administrative Agent and the Lenders in connection with this Amendment to the extent required by Section 9.03 of the Amended and Restated Credit Agreement.

Section 8.	Counterparts.

This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall be an original, but all of which shall constitute a single contract. This Amendment shall become effective on the Amendment No. 2 Effective Date. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by email as a “.pdf” or “.tiff” attachment shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execute,” “execution,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including, without limitation, Assignment and Assumptions, amendments or other modifications, Borrowing Requests, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that, notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.

Section 9.	Governing Law.

(a)               THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(b)               The jurisdiction, venue and service of process provisions of Section 9.10 of the Amended and Restated Credit Agreement shall apply to this Amendment mutatis mutandis.

Section 10.	Notices.

All communications and notices hereunder shall be given as provided in Section 9.01 of the Amended and Restated Credit Agreement.

Section 11.	Waiver of Jury Trial.

The waiver of jury trial provisions of Section 9.11 of the Amended and Restated Credit Agreement shall apply to this Amendment mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

HILLMAN INVESTMENT COMPANY, as Holdings

By:	/s/ Douglas D. Roberts
Name: Douglas D. Roberts
Title: Vice President, Secretary, and General Counsel

THE HILLMAN GROUP, INC., as the US Borrower

By:	/s/ Douglas D. Roberts
Name: Douglas D. Roberts
Title: Vice President, Secretary, and General Counsel

THE HILLMAN GROUP CANADA ULC, as the Canadian Borrower

By:	/s/ Douglas D. Roberts
Name: Douglas D. Roberts
Title: Vice President, Secretary, and General Counsel

[Signature Page to Amendment No. 2]

BIG TIME PRODUCTS, LLC NB PARENT COMPANY LLC NB PRODUCTS LLC SUNSUB C INC., as Subsidiary Guarantors

By:	/s/ Douglas D. Roberts
Name: Douglas D. Roberts
Title: Vice President, Secretary, and General Counsel

[Signature Page to Amendment No. 2]

THE HILLMAN COMPANIES, INC., as a Released Party

By:	/s/ Douglas D. Roberts
Name: Douglas D. Roberts
Title: Vice President, Secretary, and General Counsel

[Signature Page to Amendment No. 2]

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Joseph Jordan
Name: Joseph Jordan
Title: Managing Director

[Signature Page to Amendment No. 2]

BARCLAYS BANK PLC, as the Replacement Lender, a Continuing Lender, a Lender and Issuing Bank

By:	/s/ Joseph Jordan
Name: Joseph Jordan
Title: Managing Director

[Signature Page to Amendment No. 2]

MUFG UNION BANK, N.A., as a Continuing Lender, a Lender and Issuing Bank

By:	/s/ Thomas Kainamura
Name: Thomas Kainamura
Title: Director

[Signature Page to Amendment No. 2]

PNC BANK, NATIONAL ASSOCIATION, as a Continuing Lender, a Lender and Issuing Bank

By:	/s/ Andrew Salmon
Name: Andrew Salmon
Title: Vice President

PNC BANK CANADA BRANCH, as a Continuing Lender, a Lender and Issuing Bank

By:	/s/ David D’Cruz
Name: David D’Cruz
Title: Vice President

[Signature Page to Amendment No. 2]

BANK OF AMERICA, N.A., as a Continuing Lender, a Lender and Issuing Bank

By:	/s/ Kristen J. Holihan
Name: Kristen J. Holihan
Title: Senior Vice President

BANK OF AMERICA, N.A., acting through its Canada Branch, as a Continuing Lender, a Lender and Issuing Bank

By:	/s/ Medina Sales de Andrade
Name: Medina Sales de Andrade
Title: Vice President

[Signature Page to Amendment No. 2]

ANNEX I

Master Assignment

[See Attached]

ANNEX I

SCHEDULE A

INBOUND MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

FOR THE HILLMAN GROUP, INC. AND THE HILLMAN GROUP CANADA ULC

AMENDMENT NO. 2

This Master Assignment and Assumption Agreement (this “Master Assignment and Assumption”) is dated as of the Effective Date set forth in Section 8 below (the “Effective Date”) and is entered into by and between each Assignor identified in item 1 below (each, an “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). It is understood and agreed that the rights and obligations of each of the Assignors hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The standard terms and conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Master Assignment and Assumption as if set forth herein in full.

For an agreed consideration, each Assignor hereby irrevocably sells and assigns to the Assignee as described below, and the Assignee hereby irrevocably purchases and assumes from the applicable Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date, (i) all of the applicable Assignor’s rights and obligations in its capacity as a Lender or an Issuing Bank under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the principal amount of Commitments and Revolving Loans identified opposite such Lender or Issuing Bank’s name on Schedule I hereto under the caption “Commitments/Revolving Loans held immediately prior to the Effective Date” and/or “Maximum Letters of Credit held immediately prior to the Effective Date”, as applicable, and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as a Lender or an Issuing Bank under the Credit Agreement) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to as an “Assigned Interest”). Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Master Assignment and Assumption, without representation or warranty by any Assignor.

By purchasing the Assigned Interest, the Assignee agrees that, for purposes of that certain Amendment No. 2, dated as of July 14, 2021 (the “Second Amendment”), by and among Holdings, certain direct and indirect subsidiaries of Holdings, the Lenders referred to therein, the Administrative Agent and the Issuing Banks, to the Credit Agreement (as defined below), it shall be deemed to have consented and agreed to (1) the Second Amendment and (2) the amendment and restatement of the Credit Agreement (in the form of Exhibit A attached to Amendment No. 2).

1.	Assignor:	Each person identified on Schedule I hereto
2.	Assignee:	Barclays Bank PLC

3.	Borrower:	The Hillman Group, Inc. and The Hillman Group Canada ULC
4.	Administrative Agent:	Barclays Bank PLC, as the Administrative Agent under the Credit Agreement
5.	Credit Agreement:	The Credit Agreement, dated as of May 31, 2018, by and among THE HILLMAN GROUP, INC., as the US Borrower, THE HILLMAN GROUP CANADA ULC, as the Canadian Borrower, THE HILLMAN COMPANIES, INC., as Holdings, the Lenders and Issuing Banks from time to time party thereto and BARCLAYS BANK PLC, as Administrative Agent and Swingline Lender (as amended by that certain Amendment No. 1, dated as of November 15, 2019, the “Credit Agreement”).
6.	Assigned Interests:	As indicated on Schedule I hereto.

Effective Date: July 14, 2021

[Remainder of page intentionally left blank]

BARCLAYS BANK PLC,

as Assignee

By:
Title:

Consented to and Accepted:

BARCLAYS BANK PLC, as

Administrative Agent, Issuing Bank and Swingline Lender

By:
Title:

Consented to and Accepted:

THE HILLMAN GROUP, INC.

By:
Title:

Consented to and Accepted:

THE HILLMAN GROUP CANADA ULC

By:
Title:

Signature Page to Master Assignment and Assumption Agreement

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignors. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest transferred by it hereunder, (ii) such Assigned Interest transferred by it hereunder is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption (or, if it fails to so execute and deliver this Master Assignment and Assumption Agreement, it acknowledges that it will be deemed to have done so pursuant to Section 2.19(b) of the Credit Agreement) and to consummate the transactions by it contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings or any of its Restricted Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings or any of its Restricted Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. The Assignee (a) represents and warrants that (i) it is an Eligible Assignee and has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender or an Issuing Bank under the Credit Agreement, (ii) it satisfies all the requirements to be an assignee under Section 9.05(b)(i) of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.05(b)(i) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender (as such Credit Agreement or such other Loan Document may be further amended, amended and restated or supplemented from time to time) as a Lender or an Issuing Bank thereunder and, to the extent of the applicable Assigned Interests acquired by it hereunder, shall have the obligations of a Lender or an Issuing Bank thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, ABL Intercreditor Agreement and has received or has been afforded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase such Assigned Interests acquired by it hereunder, independently and without reliance upon the Administrative Agent or any other Lender or Issuing Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase the Assigned Interest, (vi) it has examined the list of Disqualified Institutions and it is not (A) a Disqualified Institution or (B) an Affiliate of a Disqualified Institution [(other than, in the case of this clause (B), a Competitor Debt Fund Affiliate)]1, (vii) attached to the Master Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.17 of the Credit Agreement, duly completed and executed by the Assignee and (viii) is not an Affiliated Lender; and (b) agrees that (x) it will, independently and without reliance upon the Administrative Agent, any Assignor or any other Lender or Issuing Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (y) it appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement, the ABL Intercreditor Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (z) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender or an Issuing Bank.

1 Insert bracketed language if Assignee is a Competitor Debt Fund Affiliate and not otherwise identified on the list of Disqualified Institutions.

Annex 1 - 1

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignors for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Master Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted under the Credit Agreement. This Master Assignment and Assumption may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Master Assignment and Assumption by facsimile or by email as a “.pdf” or “.tiff” attachment shall be effective as delivery of a manually executed counterpart of this Master Assignment and Assumption. This Master Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York. The Administrative Agent, acting as a non-fiduciary agent of the US Borrower, shall record this Assignment and Assumption in the Register as of the Effective Date.

Annex 1 - 2

SCHEDULE I

Commitments/Revolving Loans

ASSIGNOR	Commitments/Revolving Loans held immediately prior to the Effective Date	Commitments/Revolving Loans held immediately following the Effective Date
Barclays Bank PLC	$91,625,000	$350,000,000
MUFG Union Bank, N.A.	$82,500,000	$0
Citizens Bank, N.A.	$44,875,000	$0
PNC Bank, National Association	$38,500,000	$0
PNC Bank Canada Branch	$12,500,000	$0
Bank of America, N.A.	$66,000,000	$0
Bank of America, N.A., acting through its Canada Branch	$14,000,000	$0

Letters of Credit

ASSIGNOR	Maximum Letters of Credit held immediately prior to the Effective Date	Maximum Letters of Credit held immediately following the Effective Date
Barclays Bank PLC	$15,000,000	$45,000,000
MUFG Union Bank, N.A.	$10,000,000	$0
Citizens Bank, N.A.	$6,000,000	$0
PNC Bank, National Association	$8,000,000	$0
Bank of America, N.A.	$6,000,000	$0

SCHEDULE B

OUTBOUND MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

FOR THE HILLMAN GROUP, INC. AND THE HILLMAN GROUP CANADA ULC

AMENDMENT NO. 2

This Master Assignment and Assumption Agreement (this “Master Assignment and Assumption”) is dated as of the Effective Date set forth in Section 8 below (the “Effective Date”) and is entered into by and between each Assignor identified in item 1 below (the “Assignor”) and each Assignee identified in item 2 below (each, an “Assignee”). It is understood and agreed that the rights and obligations of each of the Assignee hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below, receipt of a copy of which is hereby acknowledged by the Assignee. The standard terms and conditions set forth in Annex 1 attached hereto (the “Standard Terms and Conditions”) are hereby agreed to and incorporated herein by reference and made a part of this Master Assignment and Assumption as if set forth herein in full.

For an agreed consideration, the Assignor hereby irrevocably sells and assigns to each Assignee as described below, and each Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date, (i) all of the Assignor’s rights and obligations in its capacity as a Lender or an Issuing Bank under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the principal amount of Commitments and Revolving Loans identified opposite the Lender or Issuing Bank’s name on Schedule I hereto under the caption “Commitments/Revolving Loans held immediately prior to the Effective Date” and/or “Maximum Letters of Credit held immediately prior to the Effective Date”, as applicable, and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of the applicable Assignor (in its capacity as a Lender or an Issuing Bank under the Credit Agreement) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned pursuant to clauses (i) and (ii) above being referred to as an “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Master Assignment and Assumption, without representation or warranty by the Assignor.

1.	Assignor:	Barclays Bank PLC
2.	Assignee:	Each person identified on Schedule I hereto
3.	Borrower:	The Hillman Group, Inc. and the Hillman Group Canada ULC
4.	Administrative Agent:	Barclays Bank PLC, as the Administrative Agent under the Credit Agreement

5.	Credit Agreement:	The Credit Agreement, dated as of May 31, 2018, by and among THE HILLMAN GROUP, INC., as the US Borrower, THE HILLMAN GROUP CANADA ULC, as the Canadian Borrower, THE HILLMAN COMPANIES, INC., as Holdings, the Lenders and Issuing Banks from time to time party thereto and BARCLAYS BANK PLC, as Administrative Agent and Swingline Lender (as amended by that certain Amendment No. 1, dated as of November 15, 2019, as further amended by that certain Amendment No. 2, dated as of July 14, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).
6.	Assigned Interests:	As indicated on Schedule I hereto.

Effective Date: July 14, 2021

[Remainder of page intentionally left blank]

BARCLAYS BANK PLC,

as Assignor

By:
Title:

Consented to and Accepted:

BARCLAYS BANK PLC, as

Administrative Agent, Issuing Bank and Swingline Lender

By:
Title:

Consented to and Accepted:

THE HILLMAN GROUP, INC.

By:
Title:

Consented to and Accepted:

THE HILLMAN GROUP CANADA ULC

By:
Title:

Signature Page to Master Assignment and Assumption Agreement

BARCLAYS BANK PLC

as Assignee

By:
Title:

MUFG UNION BANK, N.A.

as Assignee

By:
Title:

PNC BANK, NATIONAL ASSOCIATION

as Assignee

By:
Title:

PNC BANK CANADA BRANCH

as Assignee

By:
Title:

BANK OF AMERICA, N.A.

as Assignee

By:
Title:

BANK OF AMERICA, N.A., ACTING THROUGH ITS CANADA BRANCH

as Assignee

By:
Title:

Signature Page to Master Assignment and Assumption Agreement

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR

MASTER ASSIGNMENT AND ASSUMPTION AGREEMENT

1. Representations and Warranties.

1.1. Assignors. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest transferred by it hereunder, (ii) such Assigned Interest transferred by it hereunder is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption (or, if it fails to so execute and deliver this Master Assignment and Assumption Agreement, it acknowledges that it will be deemed to have done so pursuant to Section 2.19(b) of the Credit Agreement) and to consummate the transactions by it contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of Holdings or any of its Restricted Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by Holdings or any of its Restricted Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. Each Assignee (a) represents and warrants that (i) it is an Eligible Assignee and has full power and authority, and has taken all action necessary, to execute and deliver this Master Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender or an Issuing Bank under the Credit Agreement, (ii) it satisfies all the requirements to be an assignee under Section 9.05(b)(i) of the Credit Agreement (subject to such consents, if any, as may be required under Section 9.05(b)(i) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement and the other Loan Documents as a Lender (as such Credit Agreement or such other Loan Document may be further amended, amended and restated or supplemented from time to time) as a Lender or an Issuing Bank thereunder and, to the extent of the applicable Assigned Interests acquired by it hereunder, shall have the obligations of a Lender or an Issuing Bank thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, ABL Intercreditor Agreement and has received or has been afforded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase such Assigned Interests acquired by it hereunder, independently and without reliance upon the Administrative Agent or any other Lender or Issuing Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Master Assignment and Assumption and to purchase the Assigned Interest, (vi) it has examined the list of Disqualified Institutions and it is not (A) a Disqualified Institution or (B) an Affiliate of a Disqualified Institution [(other than, in the case of this clause (B), a Competitor Debt Fund Affiliate)]2, (vii) attached to the Master Assignment and Assumption is any documentation required to be delivered by it pursuant to Section 2.17 of the Credit Agreement, duly completed and executed by the Assignee and (viii) is not an Affiliated Lender; and (b) agrees that (x) it will, independently and without reliance upon the Administrative Agent, any Assignor or any other Lender or Issuing Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (y) it appoints and authorizes the Administrative Agent to take such action on its behalf and to exercise such powers and discretion under the Credit Agreement, the ABL Intercreditor Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (z) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender or an Issuing Bank.

2 Insert bracketed language if Assignee is a Competitor Debt Fund Affiliate and not otherwise identified on the list of Disqualified Institutions.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the applicable Assignors for amounts which have accrued to but excluding the Effective Date and to the Assignee for amounts which have accrued from and after the Effective Date.

3. General Provisions. This Master Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted under the Credit Agreement. This Master Assignment and Assumption may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Master Assignment and Assumption by facsimile or by email as a “.pdf” or “.tiff” attachment shall be effective as delivery of a manually executed counterpart of this Master Assignment and Assumption. This Master Assignment and Assumption shall be construed in accordance with and governed by, the laws of the State of New York. The Administrative Agent, acting as a non-fiduciary agent of the US Borrower, shall record this Assignment and Assumption in the Register as of the Effective Date.

SCHEDULE I

Commitments/Revolving Loans

ASSIGNEE	Commitments/Revolving Loans held immediately prior to the Effective Date	Commitments/Revolving Loans held immediately following the Effective Date
Barclays Bank PLC	$350,000,000	$67,000,000
MUFG Union Bank, N.A.	$0	$61,000,000
PNC Bank, National Association	$0	$48,800,000
PNC Bank Canada Branch	$0	$12,200,000
Bank of America, N.A.	$0	$48,800,000
Bank of America, N.A., acting through its Canada Branch	$0	$12,200,000

Letters of Credit

ASSIGNEE	Maximum Letters of Credit held immediately prior to the Effective Date	Maximum Letters of Credit held immediately following the Effective Date
Barclays Bank PLC	$45,000,000	$15,000,002
MUFG Union Bank, N.A.	$0	$11,666,666
PNC Bank, National Association	$0	$11,666,666
Bank of America, N.A.	$0	$11,666,666

SCHEDULE I

Commitment Schedule

Continuing Lender	US Revolving Commitment	Canadian Revolving Commitment	Aggregate Revolving Commitments	Percentage
Barclays Bank PLC	$53,600,000	$13,400,000	$67,000,000	26.8%
Bank of America, N.A.	$48,800,000	$0	$48,800,000	24.4%
Bank of America, N.A., acting through its Canada Branch	$0	$12,200,000	$12,200,000
MUFG Union Bank, N.A.	$48,800,000	$12,200,000	$61,000,000	24.4%
PNC Bank, National Association	$48,800,000	$0	$48,800,000	24.4%
PNC Bank Canada Branch	$0	$12,200,000	$12,200,000
Total:	$200,000,000	$50,000,000	$250,000,000	100%

Letters of Credit

Issuing Bank	Maximum US Letters of Credit	Maximum Canadian Letters of Credit	Maximum Letters of Credit	Percentage
Barclays Bank PLC	$10,000,001	$5,000,001	$15,000,002	30.01%
Bank of America, N.A.	$8,333,333	$3,333,333	$11,666,666	23.33%
MUFG Union Bank, N.A.	$8,333,333	$3,333,333	$11,666,666	23.33%
PNC Bank, National Association	$8,333,333	$3,333,333	$11,666,666	23.33%
Total	$35,000,000	$15,000,000	$50,000,000	100%

EXHIBIT A

Amended and Restated Credit Agreement

[See Attached]

EXHIBIT B

Exhibits to Amended and Restated Credit Agreement

[See Attached]